SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): December 12, 2002
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                           GTECH Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                              -------------------
                 (State or other jurisdiction of incorporation)


                  1-11250                         05-0451021
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         (Commission file number)    (IRS Employer Identification Number)


             55 Technology Way, West Greenwich, Rhode Island 02817
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              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-392-1000
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Item 5.         Other Events.
                ----------------------------

        This Report incorporates by reference the press release issued by GTECH on December 12, 2002 which is attached as Exhibit 99(a) hereto.

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GTECH HOLDINGS CORPORATION

                                      By: /s/ Marc A. Crisafulli
                                          --------------------------------------
                                          Marc A. Crisafulli
                                          Senior Vice President, Secretary and
                                          General Counsel

Dated:  December 12, 2002

                                 Exhibit Index

                      Exhibit Number       Description
                      --------------       -----------

                      Exhibit 99(a)        Press Release dated December 12, 2002